WP International Companies Income Plus Fund
			Schedule of Investments
			February 28, 2021 (Unaudited)
Shares				Fair Value	% of Net Assets

COMMON STOCKS

Banks
40,000	Mitsubishi UFJ Financial Group, Inc. + (Japan)			$ 210,000
23,000	UBS Group AG + (Switzerland)			356,960
				566,960	10.55%

Pharmaceuticals
20,000	Cronos Group Inc. * + (Canada)			209,000	3.89%

Total for Common Stocks (Cost $650,200)				775,960	14.44%

EXCHANGE TRADED FUNDS
Equity Funds
76,000	iShares MSCI EAFE ETF + (a)			5,624,760
Total for Exchange Traded Funds (Cost $4,328,307)				5,624,760	104.71%

MONEY MARKET FUNDS
163,394	Federated Hermes Government Obligations Fund - Institutional
	Class 0.01% **			163,394	3.04%
Total for Money Market Funds (Cost $163,394)

CALL/PUT OPTIONS PURCHASED			Notional
Expiration Date/Exercise Price		Contracts	Amount	Fair Value	% of Net Assets

CBOE S&P 500 Index *
March 1, 2021 Puts @ $3,300		171	$ 56,430,000	1,710
March 15, 2021 Puts @ $3,250		171	55,575,000	78,660

Total for Options Purchased (Premiums Paid - $154,349)			$ 112,005,000	80,370	1.50%

Total Investment Securities (Cost - $5,296,250)				6,644,484	123.69%

	Liabilities in Excess of Other Assets			(1,272,860)	-23.69%

	Net Assets			$ 5,371,624	100.00%

WP International Companies Income Plus Fund
		Schedule of Options Written
		February 28, 2021 (Unaudited)
Underlying Security				Notional
Expiration Date/Exercise Price		Contracts		Amount	Fair Value

Put Options Written
CBOE S&P 500 Index *
December 16, 2022 Puts @ $3,100		20		$ 6,200,000	$ 488,000
March 18, 2022 Puts @ $3,325 ***		37		12,302,500	814,185
Total Put Options Written (Premiums Received $1,263,321)				$ 18,502,500	$ 1,302,185

* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at February 28, 2021.
*** Level 2 valuation. See Note 2.
+ Portion or all of the security is pledged as collateral for options written.
(a) Additional information, including the current prospectus and annual report, is available at https://www.ishares.com/us/products/239623/ishares-msci-eafe-etf

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at February 28, 2021, was $5,296,250 and premiums received from options written was $1,263,321. At February 28, 2021, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options written) was as follows:

		Unrealized Gain		$ 1,456,687
		Unrealized Loss		(147,317)
		Unrealized Gain		$ 1,309,370

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and they are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, these securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of February 28, 2021:

Valuation Inputs of Assets		Level 1	Level 2	Level 3	Total
Common Stocks		$ 775,960	$ -	$ -	$ 775,960
Exchange Traded Funds		5,624,760	-	-	5,624,760
Money Market Funds		163,394	-	-	163,394
Options Purchased		80,370	-	-	80,370
Total		$ 6,644,484	$ -	$ -	$ 6,644,484

Valuation Inputs of Liabilities		Level 1	Level 2	Level 3	Total
Options Written		$ 488,000	$ 814,185		$ 1,302,185
Total		$ 488,000	$ 814,185	$ -	$ 1,302,185

3. OPTIONS WRITTEN

As of February 28, 2021, the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

The Fund’s use of options written exposes it to equity risk. In addition, the selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the call options may also limit the Fund’s gain on the underlying securities. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. Options written expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

As of February 28, 2021, portfolio securities valued at $6,400,720 were held by the Fund as collateral for options written by the Fund.